         Number                                                 Shares
                         West TeleServices Corporation


      COMMON STOCK                                          See Reverse for
                                                          Certain Definitions

             Incorporated Under The Laws Of The State Of Delaware

                                                           CUSIP 956188 10 6

      THIS CERTIFIES THAT






      is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON
                                   STOCK OF

                         West TeleServices Corporation

(hereinafter called the "Corporation") transferable on the books of the Corporation by the holder in person or by his duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation and the By-laws of the Corporation as amended (copies of which are on file at the office of the Transfer Agent of the Corporation) to which reference is hereby expressly made and to all of which the holder by acceptance hereof assents.
  This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                               [SEAL OF WEST
                               TELESERVICES
                                CORPORATION
                                  APPEARS
             SECRETARY             HERE]                      PRESIDENT

                                                   Countersigned and Registered:
                                                   FIRST CHICAGO TRUST COMPANY
                                                           OF NEW YORK
                                                   Transfer Agent and Registrar

                                               By  [SIGNATURE APPEARS HERE]
                                                     Authorized Signature

 The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or requisitions.

 TEN COM - as tenants in common                             UNIF GIFT MIN ACT -           Custodian
 TEN ENT - as tenants by the entireties                                         ----------         -----------------
 JT TEN  - as joint tenants with right of                                         (Cust)             (Minor)
           survivorship and not as tenants                                      under Uniform Gifts to Minors
           in common                                                            Act
                                                                                    --------------------------------
                                                                                            (State)
                                                            UNIF TRF MIN ACT -        Custodian (until age          )
                                                                               -------                    ----------
                                                                                (Cust)
                                                                                            under Uniform Transfers
                                                                               -------------
                                                                                  (Minor)
                                                                               to Minors Act
                                                                                             -----------------------
                                                                                                     (State)

   Additional abbreviations may also be used though not in the above list.

 FOR VALUE RECEIVED,                      hereby sell, assign and transfer unto
                    ----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                       Shares
----------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                       Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ---------------------------

--------------------------------------------------------------------------------

                                       X
                                        ----------------------------------------

                                       X
                                        ----------------------------------------
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By
  --------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM)
PURSUANT TO S.E.C. RULE 17Ad-15.